EX-99.1

Roadzen Appoints Jean-Noël Gallardo as Global Chief Financial Officer

New York, January 8, 2024 — Roadzen Inc. (Nasdaq: RDZN), a global pioneer in AI-driven insurance and mobility solutions, today announced the appointment of Jean-Noël Gallardo as its new Chief Financial Officer. Mr. Gallardo brings over two decades of experience in financial planning and analysis, treasury management, compliance, fundraising, and M&A, making him an integral addition to the Roadzen leadership team.

With his extensive experience in insurtech, brokerage, and claims administration throughout the US and EU, Mr. Gallardo is ideally positioned to propel Roadzen’s continued expansion. He will play a crucial role in enhancing Roadzen's financial and operational playbook, overseeing investor and analyst engagement, and steering strategic financial initiatives.

Most recently, Mr. Gallardo was the Vice President of Finance at Aclaimant, Inc., an insurtech platform for safety and risk management. His prior roles include CFO of LJR Holdings, Inc., a privately-held California-based holding company with third-party claims administrator and managed care subsidiaries, Vice President of Finance for Gallagher Bassett Services, Inc., the risk management unit of international broker Arthur J. Gallagher & Co., and leading the FP&A function for CNA’s Small Commercial business. Mr. Gallardo began his career in investment banking, focusing on M&A for middle-market companies throughout North America. He earned his M.B.A. in Finance from the Kellstadt Graduate School of Business.

Jean-Noël Gallardo spoke about his new role: "I am thrilled to join Roadzen, a company that leads with innovation in mobility and insurance on a global scale. The company's strong presence in key markets and its leadership in AI are particularly exciting to me as I take on the role of Global Chief Financial Officer. I am committed to driving strategic financial initiatives that will not only reinforce Roadzen's position but will also create new pathways for sustained high growth."

Rohan Malhotra, Co-Founder and CEO of Roadzen, commented, "As we continue to strengthen our leadership at Roadzen, I am delighted to welcome Jean-Noël Gallardo to the team. His knowledge, experience, and exceptional track record in the insurance industry make him the perfect choice to guide Roadzen's global financial strategy. I would also like to thank our outgoing CFO, Mohit Pasricha, who played a pivotal role in Roadzen's journey to our public listing and continues to be a vital member of our leadership team."

About Roadzen

Roadzen (NASDAQ: RDZN) is a leading insurance technology company on a mission to transform global auto insurance powered by AI. Thousands of clients - from some of the world’s leading insurers, fleets and carmakers to small fleets, brokers and insurance agents - use Roadzen’s technology to build new products, sell insurance, process claims and improve road safety. Roadzen’s pioneering work in telematics and computer vision has earned recognition as a top AI innovator by publications such as Forbes, Fortune and Financial Express. Roadzen has 400 employees across its global offices in the US, India, UK and France. To learn more, please visit www.roadzen.io.

For further details, please contact:

Roadzen
Sanya Soni

sanya@roadzen.io

Gutenberg
roadzen@thegutenberg.com

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are based on Roadzen’s current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Roadzen that may cause Roadzen’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” and “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements regarding Roadzen’s expectations regarding future growth, strategy, demand for Roadzen’s products, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management, as well as all other statements other than statements of historical fact included in this press release. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in “Risk Factors” in Roadzen’s Securities and Exchange Commission (“SEC”) filings, including the definitive proxy statement/prospectus Roadzen filed with the SEC on August 14, 2023. Roadzen urges you to consider these factors, risks and uncertainties carefully in evaluating the forward-looking statements contained in this press release. All subsequent written or oral forward-looking statements attributable to Roadzen or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date of this release. Except as expressly required by applicable securities law, Roadzen disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.